UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 17, 2013

Enerpulse Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	(505) 842-5201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Effectiveness of Stockholder Approval of Equity Incentive Plan

On October 4, 2013, the stockholders of Enerpulse Technologies, Inc. (the “Company’) owning at least a majority of the outstanding shares of the Company’s common stock approved (the “Stockholder Approval”), by written consent, the Enerpulse Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”).

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Stockholder Approval of the Plan became effective as of November 17, 2013.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Enerpulse Technologies, Inc. 2013 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Information Statement on Schedule 14C filed with the Securities and Exchange Commission on October 28, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enerpulse Technologies, Inc.

Date: November 20, 2013	By:	/s/ Joseph E. Gonnella
	Name:	Joseph E. Gonnella